UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 9, 2018

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	98-1133710
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On April 9, 2018, the Audit Committee of the Board of Directors of Oxford Immunotec Global PLC, or the Registrant, accepted the resignation of Ernst & Young LLP (registered in the U.K.), or EY UK, as the independent registered public accounting firm of the Registrant effective immediately. The Registrant felt it appropriate to request the resignation and change from EY UK, the United Kingdom member firm of Ernst & Young Global Limited that has traditionally serviced the Registrant, to Ernst & Young Global Limited’s U.S. member firm, Ernst & Young LLP (registered in the U.S.), or EY US, to facilitate the logistics of the Registrant’s quarterly reviews and annual audits. The Registrant will continue to use EY UK, as its statutory auditor for filings with Companies House in the United Kingdom.

The reports of EY UK on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Registrant’s financial statements for each of the two fiscal years in the period ended December 31, 2017, and the subsequent period through April 12, 2018, there were (i) no disagreements with EY UK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of EY UK, would have caused EY UK to make reference to the matter in their reports on the Registrant’s consolidated financial statements for such periods, and (ii) no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided EY UK with a copy of this Current Report on Form 8-K and requested from EY UK a letter addressed to the U.S. Securities and Exchange Commission indicating whether or not it agrees with the above disclosures. A copy of the EY UK letter dated April 12, 2018 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On April 9, 2018, the Audit Committee of the Board of Directors of the Registrant approved the engagement of EY US as its independent registered public accounting firm for the fiscal year ending December 31, 2018, effective immediately.

During the Registrant’s two most recent fiscal years and through the date of its engagement of EY US, neither the Registrant nor anyone on its behalf consulted with EY US regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to its financial statements, and no written report or oral advice was provided to the Registrant by EY US that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) relating to the Registrant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

16.1	Letter from EY UK dated April 12, 2018

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2018

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Richard M. Altieri
Richard M. Altieri
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

16.1	Letter from EY UK dated April 12, 2018